Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

September 6, 2016

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account C

Registration No. 333-197162

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2016, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

TA AllianceBernstein Dynamic Allocation VP, SEC File No: 811-04419

Transamerica BlackRock Tactical Allocation VP, SEC File No: 811-04419

Transamerica Barrow Hanley Dividend Focused VP, SEC File No: 811-04419

Transamerica JPMorgan Mid Cap Value VP, SEC File No: 811-04419

Transamerica JPMorgan Enhanced Index VP, SEC File No: 811-04419

Transamerica Jennison Growth VP, SEC File No: 811-04419

Transamerica MFS International Equity VP, SEC File No: 811-04419

Transamerica TS&W International Equity VP SEC File No: 811-04419

Transamerica Janus Mid-Cap Growth VP, SEC File No: 811-04419

Transamerica Torray Concentrated Growth VP, SEC File No: 811-04419

Transamerica PIMCO Total Return VP, SEC File No: 811-04419

Transamerica T. Rowe Price Small Cap VP, SEC File No: 811-04419

Transamerica Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419

Transamerica Systematic Small/Mid-Cap Value VP, SEC File No: 811-04419

TA AEGON U.S. Government Securities VP, SEC File No: 811-04419

Transamerica WMC US Growth VP, SEC File No: 811-04419

Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 122-5216.

Very truly yours,

/s/ Alison Ryan
Alison Ryan